                                                                   Exhibit 10.35

------------------------------------------------------------------------------
Confidential Materials omitted and filed separately with the Securities and
------------------------------------------------------------------------------
                             Exchange Commission.
------------------------------------------------------------------------------
                          Asterisks denote omissions.
------------------------------------------------------------------------------

          MICROSOFT WINDOWS 98 "GET CONNECTED" CO-MARKETING AGREEMENT
                      Document Version 4.1. April 14, 1998


This Microsoft Windows 98 "Get Connected" Co-Marketing Agreement ("Agreement") is made and entered into this 22 day of July, 1998("Effective Date") by and between MICROSOFT CORPORATION, a Washington corporation, One Microsoft Way, Redmond, WA 98052-6399 ("MS"), and Prodigy Services Corporation, a Delaware corporation, including its majority owned subsidiaries and affiliates (collectively, "COMPANY"). MS and Company each defined as a "party," and collectively defined as the "parties".


                                  INTRODUCTION

MS has developed the "Internet Connection Wizard" as a means of facilitating easy Internet sign-up by users of Microsoft Windows 98 software;

MS intends that the "Internet Connection Wizard" provide highest quality Internet experiences, from sign-up through day-to-day access, by users of Microsoft Windows 98 software;

In order to achieve the goals described above, MS desires to make the "Internet Connection Wizard" available to highest quality providers of Internet access services;

MS believes that COMPANY meets the standards of a leading Internet Service Provider, as evidenced in part by both subscriber popularity and objective quality measures;

COMPANY is willing to commit to provide technically satisfactory Internet experiences for subscribers who use the Internet Connection Wizard to access COMPANY'S web-based services, and to pay MS a referral fee for each subscriber acquired by means of the Internet Connection Wizard;

The parties agree as follows:

1.   DEFINITIONS.

The following terms, whenever initially capitalized, shall have the following meanings for purposes of this Agreement:

1.1 "Access" means telecommunications facilities and services that enable a computer user to access and use internet sites and content by means of a TCP/IP connection.

1.2 "Browsing Software" means software (whether part of an operating system or available as a separate product) designed to view, render, browse or otherwise interact with the Internet, the Web and/or other public networks now existing or hereafter created.

1.3 "COMPANY Information" means information regarding or relating to the ISP Service such as order processing information, fees, service plans, etc., and other information that is reasonably necessary to describe and solicit orders of the ISP Service to the ISP Subscriber and/or such other information that has been mutually agreed to by the parties.

1.4 "Email Client" means software which is used to compose, transmit, retrieve, and read electronic messages using peer-to-peer, store and forward, or similar email communication methods, whether part of an operating system (e.g., Outlook Express) or available as a separate product (e.g., Hotmail).

1.5 "IE Agreement" means an agreement (Internet Explorer License and Distribution Agreement document version 4.0 or later) between MS and COMPANY by which COMPANY has acquired rights to customize and distribute software that upgrades Windows 95 or Windows 98 to the Internet Explorer, version 4.x or higher level of functionality.

1.6 "Internet Connection Wizard" or "ICW" means an electronic referral mechanism to promote the ISP services for various ISP's, including COMPANY, and which ordering mechanism shall enable the end user to order ISP Service via a link to COMPANY's Sign-up Server or other method mutually agreed to by the parties. The Internet Connection Wizard shall prompt the ISP Subscriber to enter various Locator Information. MS may, in its sole discretion, include the Internet Connection Wizard in other MS products.

1.7 "Internet Product" means any COMPANY product or service which provides access to or information about the Internet. An Internet Product may not be a personal computer. For purposes of this Agreement, "ISP Service" (defined below) shall be a type of Internet Product.

1.8 "Internal Referral Server Starter Kit" or "IRSS Kit" means the package of technical information related to participation in the Referral Service, including the Microsoft Internet Referral Service Program, "Internet Service Provider's Guide," as such tool may be amended from time to time.

1.9  "ISP(s)" means an Internet Service Provider.

1.10 "ISP Information" means information regarding or relating to Internet access services (including the ISP Service) such as order processing information, fees, service plans, etc., and other information that is (a) reasonably necessary to describe Internet access services to, and solicit orders for Internet access services from, an Internet access service subscriber; and/or (b) such other information as may be mutually agreed to by MS and an Internet service provider (including COMPANY).

1.11 "ISP Information Page" means a HTML based page which includes ISP Information, to be maintained by COMPANY and hosted on the Referral Server. The ISP Information Page shall be downloaded to the prospective ISP Subscriber as part of the ordering and referral process.

1.12 "ISP Phone Book(s)" means a listing of names of ISPs and their associated telephone numbers and other ISP Information, including COMPANY Information. There may be one or more ISP Phone Books specific to a given telephone area code, geographic region or Service Area. The ISP Phone Book(s) shall be hosted on one or more Referral Server(s). MS shall solely determine the placement, presentation and content of COMPANY Information in the ISP Phone Book(s).

1.13 "ISP Referral Fee" means the per ISP Subscriber payment amount set forth in
     Section 4.

1.14 "ISP Service" means a COMPANY service, described in Exhibit A, which
                                                         ---------
     provides an Internet protocol (IP) access service to the Internet as contemplated by this Agreement. The parties acknowledge that COMPANY may provide access to the Internet via other Internet Product(s) not listed in

     Exhibit A.
     ---------

1.15 "ISP Subscriber" means any individual or legal entity who subscribes to the ISP Service through or as a result of the Internet Connection Wizard.

1.16 "Locator Information" means an ISP Subscriber's name, email and conventional mailing addresses, telephone and facsimile numbers, credit card number, and any other data about such ISP Subscriber that enables the possessor of such information to personally identify such ISP Subscriber.

1.17 "Promote" or "Promotion" means communicate or advertise, to existing or potential customers of COMPANY's ISP Services, by any means, media or channel whatsoever (including, for example but without limitation, direct mailings or print, online, television radio or telephone communications, solicitations, advertisements, or the like).

1.18 "Quarter" means a calendar quarter. The first Quarter shall commence on January 1, April 1, July 1 or October 1, whichever date most closely precedes the Effective Date.

1.19 "Referral Server" means a server maintained by MS which shall provide an ISP Subscriber with one or more ISP Phone Books, and which shall enable the ISP Subscriber to transmit ordering information, via the Internet Connection Wizard to the Sign-up Server.

1.20 "Service Area" means the area in which COMPANY currently provides or will provide Access, as of the Effective Date, as set forth in Exhibit B.
                                                               ---------

1.21 "Sign-up Server" means a server maintained by COMPANY which shall enable the ISP Subscriber to order ISP Service from COMPANY and shall further enable COMPANY to configure the ISP Subscriber's copy of the Licensed Software (hosted on the ISP Subscriber's computer), all via on-line transmission. COMPANY shall use the Sign-up Server to configure the ISP Subscriber's copy of Licensed Software in accordance with instructions in the IRSS Kit.

1.22 "Start Page" means the beginning web page from which an ISP Subscriber launches the ISP Service.

1.23 "Windows 98" means the MS personal computer operating system software licensed by MS under that name.

2.   MICROSOFT OBLIGATIONS
     ---------------------

2.1  ISP Phone Book(s).  Provided that COMPANY complies with its obligations
     -----------------
     under this Agreement, MS shall include COMPANY's name, telephone number and other mutually agreed upon COMPANY Information in one or more ISP Phone Books. Unless otherwise provided in Exhibit B, MS may determine, in MS' sole discretion, the order and placement of COMPANY Information within any ISP Phone Book(s).

2.2  Internet Connection Wizard.  MS shall distribute the Internet Connection
     --------------------------
     Wizard as part of Windows 98. MS may, in its sole discretion, include the ICW in other MS software. COMPANY acknowledges and agrees that inclusion of companies in referral servers for the ICW incorporated in any other MS software shall be pursuant to separate agreements related to those MS products.

2.3  Referral Server.  MS shall develop and maintain the Referral Server(s),
     ---------------
     which shall be operational on a 7X24 basis.

2.4  Internet Referral Service Starter Kit.  MS shall provide an lRSS Kit,
     -------------------------------------
     including the Internet Referral Service Provider's Guide, to COMPANY.

3.   COMPANY OBLIGATIONS
     -------------------

     In partial consideration for inclusion in the Internet Referral Server and this "Get Connected" co-marketing program, COMPANY shall perform the following obligations:

3.1 A condition precedent to COMPANY's execution of this Agreement is that COMPANY shall have executed an IE Agreement. During the term of this Agreement, COMPANY shall maintain in force and comply with all material provisions of its IE Agreement. Further, COMPANY shall support any successor versions of IE released during the term of this Agreement.

3.2 COMPANY shall offer the ISP Service(s). Recognizing the importance of convenient and high-quality service in order to meet the objectives of this Agreement, the parties agree that COMPANY's ISP Service(s) shall use commercially reasonable efforts to maintain parity with the convenience and quality of other participants in this ICW program. COMPANY recognizes and agrees that failure to substantially comply with the requirements of this
     Section 3.2 shall constitute a material default under this Agreement.

3.3 COMPANY shall develop and maintain a Sign-up Server. The Sign-up Server shall be operational on a 7X24 basis. Recognizing the importance of convenient and high-quality service in order to meet the objectives of this Agreement, the parties agree that COMPANY shall use commercially reasonable efforts to ensure that COMPANY's Sign-up Server shall maintain parity with the convenience and quality of other participants in this ICW program. COMPANY recognizes and agrees that failure to substantially


Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.

     comply with the requirements of this Section 3.3 shall constitute a material default under this Agreement.

3.4 COMPANY shall comply with all technical specifications set forth in IRSS Kit. Amendments to the IRSS Kit, including the Internet Service Provider's Guide, shall be binding on COMPANY upon ninety (90) days' written notice.

3.5 COMPANY shall provide Microsoft with information and access as reasonably requested by Microsoft from time to time to allow Microsoft to ensure COMPANY's ongoing compliance with all specifications set forth in IRSS Kit.

3.6 COMPANY shall establish a toll free telephone number, or any other communication medium mutually agreed to by the parties or the processing of orders for ISP Subscribers. COMPANY shall notify Microsoft in writing by a mutually agreed upon date of such specific communication medium or other relevant means of order entry secured by COMPANY for the ISP Service and any other COMPANY Information. COMPANY shall use unique numbers, extensions or addresses so as to ensure that all ISP Subscribers (e.g. those directed to the Sign-up Server by the Internet Connection Wizard) can be easily segregated from other orders received by COMPANY that do not Originate from the Internet Connection Wizard for revenue reporting purposes.

3.7 COMPANY shall test and certify technical and design compatibility with (a) the ICW and Windows 98, (b) other industry standard protocols, and (c) other specifications and standards specified by Microsoft from time to time in accordance with the procedures, and using the testing tools specified by Microsoft from time to time, including, without limitation, the specification, and acceptance testing procedures set forth in the IRSS Kit. The foregoing shall be a prerequisite to listing COMPANY in any ISP Phone Book(s).

3.8 COMPANY shall maintain in force a valid license to use the "Microsoft Internet Explorer" logo. COMPANY shall include the logo (or any successor thereto) in Promotion of ISP Services made available to ISP Subscribers.

3.9 COMPANY shall maintain [**]: If COMPANY [**] in connection with ISP Services made available to ISP Subscribers, COMPANY shall [**] the Licensed Software [**].

  Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.


3.10 COMPANY shall maintain [**]: If in connection with ISP Services made available to ISP Subscribers COMPANY [**] COMPANY shall maintain [**], the Licensed Software.

3.11 COMPANY shall permit Microsoft to use COMPANY's name in a commercially reasonable and non-disparaging way in any press release or other Microsoft advertising or promotion regarding the Internet Connection Wizard or execution of any "Get Connected" Co-Marketing agreement(s), provided that any such use of COMPANY's name shall be limited to factual statements relating to COMPANY's participation in the ICW (e.g., "COMPANY is included in the ICW" or "COMPANY has executed a Get Connected Co-Marketing Agreement") but shall not state or imply any contractual terms or conditions regarding use of, offer or subscription to COMPANY's Internet Product.

4.   PAYMENT AND REPORTING
     ---------------------

4.1 In consideration of each ISP Subscriber, COMPANY shall pay MS an ISP Referral Fee in the amount of [**], for each subscription for ISP Service ordered by an ISP Subscriber.

4.2 COMPANY shall implement the "real-time" reporting system established by MS and documented in the IRSS Kit for electronic reporting of lead referrals and sign-ups (see "Internet Service Provider's Guide, version 3.0, chapter three, "Notifying the Referral Server during the Sign-Up Process"), as amended from time to time.

4.3 Within forty five (45) days after the end of each Quarter, COMPANY shall furnish MS a statement together with payment for any amount shown thereby to be due to MS. The referral fee statement shall be based upon ISP Referral Fees for the Quarter then ended, and shall be in the form of the sample report set forth below as Exhibit C.
                                      ---------

4.4 All amounts due hereunder are exclusive of any taxes, duties, fees, excises or tariffs imposed on any of COMPANY's activities in connection with this Agreement. Such charges, if any, shall be paid by COMPANY.

4.5 Late payment(s), including receipts for foreign taxes withheld, if applicable, shall bear interest at the rate of one and one-half percent (1.5%) per month or the maximum rate allowable by applicable law, from the date such payment is due until the date it is actually paid.

4.6  Payments and reports shall be sent to the address set forth in Exhibit D.
                                                                    ---------

4.7 All referral fee statements and electronic reports shall be maintained in confidence by MS and shall not be disclosed to any third part except to its immediate legal and financial consultants as may be required in the ordinary course of MS' business.

5.   ACCEPTANCE, DISCLAIMER OF WARRANTY AND LIMITATION OF LIABILITY
     --------------------------------------------------------------

5.1 Neither the COMPANY nor any of its employees shall have any right to in make any representation, warranty, or promise on behalf of MS.

5.2 THE INTERNET CONNECTION WIZARD SOFTWARE, REFERRAL SERVER IMPLEMENTATION, AND ANY OTHER TECHNOLOGY OR SOFTWARE (COLLECTIVELY, "TECHNOLOGIES") PROVIDED TO COMPANY UNDER THIS AGREEMENT ARE PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND. THE ENTIRE RISK AS TO THE RESULTS AND PERFORMANCE OF THE TECHNOLOGIES ARE ASSUMED BY COMPANY AND THE END-USER CUSTOMER.MS DISCLAIMS ALL WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

5.3 IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY DIRECT (EXCEPT AS TO AMOUNTS OWED HEREUNDER), CONSEQUENTIAL, INDIRECT, INCIDENTAL, OR SPECIAL DAMAGES WHATSOEVER, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE, ARISING OUT OF THIS AGREEMENT, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

6.   TERM OF AGREEMENT
     -----------------

     The term of this Agreement shall commence as of the Effective Date and shall continue in force for twelve (12) months.

7.   DEFAULT AND TERMINATION
     -----------------------

7.1 COMPANY may terminate this Agreement for any reason upon ninety (90) days' prior written notice.

7.2 This Agreement may terminate earlier if any of the following events of default occur: (a) if either Party materially fails to perform or comply with this Agreement or any provision hereof; (b) if either Party fails to strictly comply with the provisions of Section 9; (c) if COMPANY makes or attempts to make an assignment in violation of Section 12.5; (d) if either Party becomes insolvent or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; (e) if a petition under any foreign, state, or United States bankruptcy act, receivership statute, or the like, as they now exist, or as they may be amended, is filed by either Party; or (f) if such a petition is filed by any third party, or an application for a receiver of either Party is made by anyone and such petition or application is not resolved favorably to that Party within sixty (60) days.

7.3 Termination under Section 7.1 shall be effective ninety (90) days after notice of termination is given. Termination under Section 7.2(b) shall be effective as of the date notice is given by the non-defaulting Party. In all other cases, termination shall be effective sixty (60) days after notice of termination to COMPANY if COMPANY's defaults have not been cured. The rights and remedies of MS provided in this Section shall not be exclusive and are in addition to any other rights and remedies provided by law or this Agreement.

7.4 Upon termination of this Agreement, COMPANY's Information shall be immediately removed from the ISP Phone Book(s).

7.5 Sections 1, 4, 5, 6, 7, 9, 10 11 and 12 shall survive termination of this Agreement.

8.   SUPPORT
     -------

8.1 COMPANY shall have the sole responsibility and expense for providing all support for the Sign- up Server and all support needed by ISP Subscribers for the ISP Service.

8.2 MS will, directly or through contract(s) with third party(ies), provide COMPANY and ISP Subscribers support for the Internet Connection Wizard, from initiation of the ICW by subscriber up through subscriber dial-up to COMPANY's Sign-Up Server. Except for such support, this Agreement does not include technical support from MS to COMPANY or ISP Subscribers.


  Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

     Technical support may be available from MS or an MS subsidiary pursuant to a separate agreement.

8.3 COMPANY shall offer end user support for all versions of the Licensed Software (as defined in the applicable IE Agreement) released by Microsoft during the Term. COMPANY shall provide support [**].

9.   NONDISCLOSURE AGREEMENT
     -----------------------

     COMPANY shall keep confidential the terms and conditions of this Agreement, and other non-public information and know-how disclosed to COMPANY by MS. However, COMPANY may disclose the terms and conditions of this Agreement in confidence to its immediate legal and financial consultants as required in the ordinary course of COMPANY's business. The Parties rights and obligations with respect to other non-public information and know-how shall be governed by that certain reciprocal Nondisclosure Agreement between the Parties dated March 20, 1997.

10.  NOTICES AND REQUESTS

     All notices, authorizations, and requests in connection with this Agreement shall be deemed given on the day they are (i) deposited in the U.S. mails, postage prepaid, certified or registered, return receipt requested; or (ii) sent by overnight courier, charges prepaid, with a confirming fax; and addressed as follows:

NOTICES TO COMPANY:
------------------

           Prodigy Services Corporation
           44 S Broadway
           White Plains, NY  10601

Attn:            General Counsel
Telephone:       (914) 448-8000
Fax:             (914) 448-8223

NOTICES TO MS:
--------------

           MICROSOFT CORPORATION
           One Microsoft Way
           Redmond, WA 98052-6399

Attn:            General Manager, Internet Customer Unit
Copy to:         Law & Corporate Affairs, US Legal
Fax:             (206) 936-7209

or to such other address as the party to receive the notice or request so designates by written notice to the other.

11.  AUDITS
     ------

11.1 During the term of this Agreement, COMPANY agrees to keep all usual and proper records and books of account and all usual and proper entries relating to COMPANY's ISP Subscriptions sufficient to substantiate the number of ISP Subscribers. COMPANY shall maintain on COMPANY premises such records for itself and for each subsidiary which exercises rights under this Agreement.

11.2 In order to verify statements issued by COMPANY and COMPANY's compliance with the terms of this Agreement, MS may cause an audit to be made of COMPANY's applicable books and records. Any audit shall be conducted during COMPANY's regular business hours at COMPANY's facilities upon thirty
     (30) days advance written notice. Any audit shall be conducted by an independent certified public accountant of national stature selected by MS (other than on a contingent fee basis).

11.3 COMPANY agrees to provide MS' designated audit team access to the relevant COMPANY's records and facilities.

11.4 Prompt adjustment shall be made to compensate for any errors or omissions disclosed by such audit. Any such audit shall be paid for by MS unless material discrepancies are disclosed. "Material" shall mean the under reporting of five percent (5%) of the amount due. If material discrepancies are disclosed, COMPANY agrees to pay MS for the costs associated with the audit in addition to the amount of any discrepancy.

12.  GENERAL
     -------

12.1 This Agreement shall be construed and controlled by the laws of the State of Washington, and COMPANY consents to jurisdiction and venue in the state and federal courts sitting in the State of Washington. Process may be served on either party in the manner provided in Section 11 above, or by such other method as is authorized by law.

12.2 Neither this Agreement, nor any terms and conditions contained herein, shall be construed as creating a partnership, joint venture, agency relationship or as granting a franchise.

12.3 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or communications with regard to the Parties co-marketing of the ICW with Windows 98. This Agreement shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of COMPANY and MS by their respective duly authorized representatives. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

12.4 If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

12.5 The rights and obligations hereunder shall inure to the benefit of the successors of the parties hereto, provided any rights or obligations hereunder shall not be assigned by COMPANY without the prior written approval of MS. COMPANY hereby agrees that it will remain responsible for and guarantee the compliance of each majority owned subsidiary or affiliate which exercises rights under this Agreement.

12.6 Each Party shall, at its own expense, obtain and arrange for the maintenance in full force and effect of all governmental approvals, consents, licenses, authorizations, declarations, filings, and registrations as may be necessary for it to perform in accordance with all of the terms and conditions of the Agreement including, but not limited to, foreign exchange approvals, import and offer agent licenses, fair trade approvals and all approvals which may be required to realize the purposes of the Agreement.

12.7 In the event income taxes are required to be withheld by any non-U.S.A government on payments required hereunder, COMPANY may deduct such taxes from the amount owed MS and pay them to the appropriate tax authority. COMPANY shall promptly deliver to MS an official receipt for any such taxes withheld or other documents necessary to enable MS to claim a U.S.A. Foreign Tax Credit. COMPANY will make certain that any taxes withhold are minimized to the extent permitted by the applicable law.

12.8 If either MS or COMPANY employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs.

12.9 The following Exhibits are part of this Agreement:

               Exhibit A    COMPANY ISP Service(s)
               Exhibit B    COMPANY Service Area
               Exhibit C    Referral Fee Report
               Exhibit D    Addresses For Payments/Reports

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above. All signed copies of this Agreement shall be deemed originals.

MICROSOFT CORPORATION               Prodigy Services Corp
                                    ---------------------
                                    (COMPANY)

/s/J. Dossett                       /s/Marc  Jacobson
-----------------------             ----------------------------
By (sign)                           By (sign)

Jeffrey J. Dossett                  Marc Jacobson
-----------------------             ----------------------------
Name:  (Print)                      Name:  (Print)
General Manager
Internet Customer Unit              Acting CFO & General Counsel
-----------------------             ----------------------------
Title                               Title

8/18/98                             7/2/98
-----------------------             ----------------------------
Date                                Date

                                    EXHIBIT A
                                    ---------

                            COMPANY'S ISP SERVICE(S)


Inclusion of COMPANY Information in ISP Phone Book(s) will be determined in Microsoft's sole discretion. To assist Microsoft in its deliberations regarding content of ISP Phone Books, COMPANY provides the following information, which COMPANY may amend from time to time:

Description of ISP Services, specifying as applicable (1) area where the ISP Service is offered, (2) target market (business, consumer, etc.), (3) brand name, (4) marketing:

     [For example:

     "Acme Online Service" marketed to end-user and business customers under the ACME Online Brand name in the United States.

     "Acme.Com" service for end users of Acme OEM, Inc. PCs in the United States, as exclusively marketed by Acme OEM, Inc.]

Prodigy Internet is marketed to the consumer end-user market and business customers under the Prodigy Internet brand name in the United States of America.

                                   EXHIBIT B
                                   ---------

                              COMPANY SERVICE AREA

Inclusion of COMPANY Information in ISP Phone Book(s) will be determined in Microsoft's sole discretion. To assist Microsoft in its deliberations regarding content of ISP Phone Books, COMPANY provides the following information, which COMPANY may amend from time to time.

1.   Core Service Area(s) (Local POPs):
     ---------------------------------

     [For example: All of California, Nevada, and Arizona
                          or
                          All of U.S. Area Codes 425, 206, and 253]

AK    907  ANCHORAGE                            CA    408  SAN JOSE
AL    205  ANNISTON                             CA    408  SANTA CRUZ
AL    205  BIRMINGHAM                           CA    415  SAN FRANCISCO
AL    205  FLORENCE                             CA    415  SAN RAFAEL
AL    205  GADSDEN                              CA    510  OAKLAND
AL    205  HUNTSVILLE                           CA    530  CHICO
AL    205  TUSCALOOSA                           CA    530  MARYSVILLE
AL    334  DOTHAN                               CA    530  REDDING
AL    334  MOBILE                               CA    530  SO. LAKE TAHOE
AL    334  MONTGOMERY                           CA    562  LOS ALAMITOS
AL    334  OPELIKA                              CA    562  WHITTIER
AR    501  FAYETTEVILLE                         CA    619  LA MESA
AR    501  FT. SMITH                            CA    619  RANCHO BERNARDO
AR    501  HOT SPRINGS                          CA    619  SAN DIEGO
AR    501  LITTLE ROCK                          CA    626  PASADENA
AR    870  JONESBORO                            CA    650  PALO ALTO
AR    870  PINE BLUFF                           CA    650  SAN MATEO
AZ    520  FLAGSTAFF                            CA    707  EUREKA
AZ    520  TUCSON                               CA    707  FAIRFIELD
AZ    520  YUMA                                 CA    707  NAPA
AZ    602  PHOENIX                              CA    707  SANTA ROSA
CA    209  FRESNO                               CA    707  VALLEJO
CA    209  MERCED                               CA    714  IRVINE
CA    209  MODESTO                              CA    714  PLACENTIA
CA    209  STOCKTON                             CA    714  SADDLEBACK VALLEY
CA    209  VISALIA                              CA    714  SILVERADO
CA    213  LOS ANGELES                          CA    760  EL CENTRO
CA    213  LOS ANGELES                          CA    760  PALM SPRINGS
CA    310  EL SEGUNDO                           CA    760  VICTORVILLE
CA    310  INGLEWOOD                            CA    760  VISTA
CA    310  TORRANCE                             CA    805  BAKERSFIELD
CA    408  MONTEREY                             CA    805  LANCASTER
CA    408  SALINAS                              CA    805  MOORPARK

CA    805  NEWHALL                              CA    805  OXNARD
CA    805  SAN LUIS OBISPO                      FL    561  VERO BEACH
CA    805  SANTA BARBARA                        FL    561  WEST PALM BEACH
CA    805  SANTA MARIA                          FL    813  CLEARWATER
CA    818  AGOURA                               FL    813  TAMPA
CA    818  BURBANK                              FL    850  DESTIN
CA    818  CANOGA PARK                          FL    850  PANAMA CITY
CA    818  NORTHRIDGE                           FL    850  PENSACOLA
CA    818  VAN NUYS                             FL    850  TALLAHASSEE
CA    909  CHINO                                FL    904  DAYTONA BEACH
CA    909  ONTARIO                              FL    904  JACKSONVILLE
CA    909  REDLANDS                             FL    941  FT. MYERS
CA    909  RIVERSIDE                            FL    941  LAKELAND
CA    916  FAIR OAKS                            FL    941  NAPLES
CA    916  SACRAMENTO                           FL    941  SARASOTA
CA    925  ANTIOCH                              FL    954  FT. LAUDERDALE
CA    925  PLEASANTON                           GA    404  ATLANTA
CA    925  WALNUT CREEK                         GA    706  ATHENS
CO    303  BOULDER                              GA    706  AUGUSTA
CO    719  COLORADO SPRINGS                     GA    706  CALHOUN
CO    719  PUEBLO                               GA    706  COLUMBUS
CO    970  FT. COLLINS                          GA    912  ALBANY
CO    970  GRAND JUNCTION                       GA    912  MACON
CO    970  GREELEY                              GA    912  PERRY
CT    203  BRIDGEPORT                           GA    912  SAVANNAH
CT    203  DANBURY                              HI    808  KAKAAKO (HONOLULU)
CT    203  NEW HAVEN                            HI    808  KEAUHOU
CT    203  NORWALK                              HI    808  MAUI (WAILAKU)
CT    203  OLD GREENWICH                        IA    319  CEDAR RAPIDS
CT    203  WATERBURY                            IA    319  DUBUQUE
CT    860  BLOOMFIELD                           IA    319  IOWA CITY
CT    860  MIDDLETOWN                           IA    319  WATERLOO
CT    860  NORWICH                              IA    515  AMES
CT    860  PUTNMA                               IA    515  DES MOINES
CT    860  SOUTHINGTON                          IA    515  MARSHALLTOWN
DE    302  DOVER                                IA    515  OTTUMWA
DE    302  GEORGETOWN                           IA    712  SIOUX CITY
DE    302  NEWARK                               ID    208  BOISE
DE    302  WILMINGTOM                           ID    208  COEUR D'ALENE
FL    305  MIAMI                                ID    208  IDAHO FALLS
FL    305  SUGARLOAF                            ID    208  POCATELLO
FL    352  GAINESVILLE                          ID    208  TWIN FALLS
FL    352  LEESBURG                             IL    217  CHAMPAIGN/URBANA
FL    352  OCALA                                IL    217  DANVILLE
FL    407  COCOA                                IL    217  DECATUR
FL    407  KISSIMMEE                            IL    217  QUINCY
FL    407  WINTER PARK                          IL    217  SPRINGFIELD
FL    561  BOCA RATON                           IL    309  BLOOMINGTON
FL    561  PORT ST. LUCIE                       IL    309  PEORIA
FL    561  STUART                               IL    309  ROCK ISLAND

IL    312  CHICAGO DOWNTOWN                     IL    618  BELLEVILLE
IL    618  CARBONDALE                           KS    913  SALINA
IL    630  AURORA                               KS    502  TOPEKA
IL    630  BIG ROCK                             KS    502  LEAVENWORTH
IL    630  DOWNERS GROVE                        KY    502  BOWLING GREEN
IL    630  ELMHURST                             KY    502  FRANKFORT
IL    630  GENEVA                               KY    502  LOUISVILLE
IL    708  BEECHER                              KY    502  OWENSBORO
IL    708  CALUMET CITY                         KY    502  PADUCAH
IL    708  CHICAGO HGTS                         KY    606  LEXINGTON
IL    708  OAKLAWN                              LA    318  ALEXANDRIA
IL    708  TINELY PARK                          LA    318  LAFAYETTE
IL    773  CHICAGO SOUTH                        LA    318  LAKE CHARLES
IL    815  FREEPORT                             LA    318  MONROE
IL    815  GARDNER                              LA    318  SHREVEPORT
IL    815  JOLIET                               LA    504  BATON ROUGE
IL    815  KANKAKEE                             LA    504  NEW ORLEANS
IL    815  MOHENRY                              LA    504  SLIDELL
IL    815  MORRIS                               MA    413  HOLYOKE
IL    815  OTTAWA                               MA    413  PITTSFIELD
IL    815  PLAINFIELD                           MA    508  CATAUMET
IL    815  ROCKFORD                             MA    508  CHARLTON
IL    815  UTICA                                MA    508  CHATHAM
IL    815  WOODSTOCK                            MA    508  DENNIS
IL    847  ALGONQUIN                            MA    508  E BRIDGEWATER
IL    847  ANTIOCH                              MA    508  EASTON
IL    847  ELGIN                                MA    508  FALL RIVER
IL    847  ELK GROVE                            MA    508  FOXBORO
IL    847  EVANSTON                             MA    508  FRANKLIN
IL    847  LAKE FOREST                          MA    508  HOLDEN
IL    847  LIBERTYVILLE                         MA    508  HOLISTON
IL    847  NORTHBROOK                           MA    508  MARION
IL    847  PARK RIDGE                           MA    508  NORTHBORO
IN    219  ELKHART                              MA    508  SOUTHGATE
IN    219  FORT WAYNE                           MA    508  WELLFLEET
IN    219  MERRILVILLE                          MA    508  WHITTINSVILLE
IN    317  SOUTH BEND                           MA    617  CAMBRIDGE
IN    765  VALPARAISO                           MA    617  EAST BOSTON
IN    765  INDIANAPOLIS                         MA    617  ROXBURY
IN    765  KOKOMO                               MA    781  BRAINTREE
IN    765  LAFAYETTE                            MA    781  DEDHAM
IN    812  MARION                               MA    781  HINGHAM
IN    812  MUNCIE                               MA    781  KINGSTON
IN    812  BLOOMINGTON                          MA    781  LYNN
IN    316  EVANSVILLE                           MA    781  LYNNFIELD
IN    316  TERRA HAUTE                          MA    781  MALDEN
KS    785  HUTCHINSON                           MA    781  WALTHAM
KS    785  WICHITA                              MA    781  WOBURN
KS    785  LAWRENCE                             MA    978  AYER
KS    785  MANHATTAN                            MA    978  GARDNER

MA    978  GLOUCESTER                           MA    978  LOWELL
MA    978  MAYNARD                              MI    906  ISHPEMING
MA    978  PETERSCHAM                           MN    218  DULUTH
MA    978  SALEM                                MN    218  HIBBING
MA    978  TOPSFIELD                            MN    320  ST. CLOUD
MA    978  TOWNSEND                             MN    507  MANKATO
MA    978  W NEWBURY                            MN    507  ROCHESTER
MD    301  CUMBERLAND                           MN    612  MINNEAPOLIS
MD    301  FREDERICK                            MO    314  CHESTERFIELD
MD    301  HAGERSTOWN                           MO    314  MANCHESTER
MD    301  HYATTSVILLE                          MO    314  ST. LOUIS
MD    301  LAUREL                               MO    417  JOPLIN
MD    301  SILVER SPRING                        MO    417  SPRINGFIELD
MD    410  ABERDEEN                             MO    573  CAPE GIRARDEAU
MD    410  BROOKLYN PARK                        MO    573  COLUMBIA
MD    410  COCKEYSVILLE                         MO    573  JEFFERSON CITY
MD    410  ELLICOTT CITY                        MO    573  ROLLA
MD    410  SALISBURY                            MO    816  KANSAS CITY
ME    207  AUGUSTA                              MO    816  ST. JOSEPH
ME    207  BANGOR                               MS    228  GULFPORT
ME    207  ELIOT                                MS    228  PASCAGOULA
ME    207  LEWISTON                             MS    601  HATTIESBURG
ME    207  PORTLAND                             MS    601  JACKSON
ME    207  PRESQUE ISLE                         MS    601  MERIDIAN
MI    248  HOLLY                                MS    601  TUPELO
MI    248  PONTIAC                              MS    601  VICKSBURG
MI    248  ROYAL OAK                            MT    406  BILLINGS
MI    248  SOUTH LYON                           MT    406  BOZEMAN
MI    248  SOUTHFIELD                           MT    406  BUTTE
MI    313  DETROIT                              MT    406  GREAT FALLS
MI    517  BAY CITY                             MT    406  HELENA
MI    517  HOWELL                               MT    406  MISSOULA
MI    517  JACKSON                              NC    704  ASHEVILLE
MI    517  LANSING                              NC    704  CHARLOTTE
MI    517  MIDLAND                              NC    704  GASTONIA
MI    517  SAGINAW                              NC    704  KANNAPOLIS
MI    616  BATTLE CREEK                         NC    910  FAYETTEVILLE
MI    616  BENTON HARBOR                        NC    910  GREESNBORO
MI    616  CADILLAC                             NC    910  HIGH POINT
MI    616  GRAND RAPIDS                         NC    910  WILMINGTON
MI    616  KALAMAZOO                            NC    910  WINSTON-SALEM
MI    616  MUSKEGON                             NC    919  DURHAM
MI    616  TRAVERSE CITY                        NC    919  GREENVILLE
MI    734  CHELSEA (ANN ARBOR)                  NC    919  RALEIGH
MI    734  YPSILANTI                            NC    919  ROCKY MOUNT
MI    810  FLINT                                ND    701  BISMARCK
MI    810  LAPEER                               ND    701  FARGO
MI    810  MT CLEMENS                           ND    701  GRAND FORKS
MI    810  PORT HURON                           ND    701  MINOT
MI    810  ST CLAIR                             NE    308  GRAND ISLAND

NE    402  LINCOLN                              NE    402  OMAHA
NH    603  HANOVER                              NY    607  ELMIRA
NH    603  MANCHESTER                           NY    607  ENDICOTT
NH    603  NASHUA                               NY    607  ITHACA
NH    603  PETERBOROUGH                         NY    716  BUFFALO
NJ    201  HACKENSACK                           NY    716  JAMESTOWN
NJ    201  JERSEY CITY                          NY    716  PENDLETON
NJ    201  ORADELL                              NY    716  ROCHESTER
NJ    609  BORDEWNTOWN                          NY    718  BROOKLYN
NJ    609  CRANBURY                             NY    914  CARMEL
NJ    609  HADDONFIELD                          NY    914  CONGERS
NJ    609  MERCHANTVILLE                        NY    914  KINGSTON
NJ    609  MOUNT HOLLY                          NY    914  POUGHKEEPSIE
NJ    609  PITMAN                               NY    914  YONKERS
NJ    609  PLEASANTVILLE                        OH    216  CLEVELAND
NJ    609  PRINCETON                            OH    330  AKRON
NJ    609  VINELAND                             OH    330  CANTON
NJ    609  WILLIAMSTOWN                         OH    330  WARREN
NJ    732  HOLMDEL                              OH    330  YOUNGSTOWN
NJ    732  LAKEWOOD                             OH    419  FINDLEY
NJ    732  METUCHEN                             OH    419  LIMA
NJ    732  RAHWAY                               OH    419  MANSFIELD
NJ    732  RED BANK                             OH    419  TOLEDO
NJ    908  PEAPACK                              OH    440  ELYRIA
NJ    908  SOMERVILLE                           OH    513  CINCINNATI
NJ    973  BOONTON                              OH    614  COLUMBUS
NJ    973  ERSKINE LAKES                        OH    614  STEUBENVILLE
NJ    973  HOPATCONG                            OH    740  NEWARK
NJ    973  MADISON                              OH    740  ZANESVILLE
NJ    973  MOUNTAINVIEW                         OH    937  DAYTON
NJ    973  NEWARK                               OH    937  SPRINGFIELD
NJ    973  PATERSON                             OK    405  ARDMORE
NM    505  ALBUQUERQUE                          OK    405  ENID
NM    505  LAS CRUCES                           OK    405  LAWTON
NM    505  ROSWELL                              OK    405  OKLAHOMA CITY
NM    505  SANTA FE                             OK    918  TULSA
NV    702  CARSON CITY                          OR    503  PORTLAND
NV    702  LAS VEGAS                            OR    503  SALEM
NV    702  RENO                                 OR    541  BEND
NY    212  NEW YORK CITY                        OR    541  CORVALLIS
NY    315  SYRACUSE                             OR    541  EUGENE
NY    315  UTICA                                OR    541  MEDFORD
NY    315  WATERTOWN                            PA    215  AMBLER
NY    516  BABYLON                              PA    215  DOYLESTOWN
NY    516  EASTPORT                             PA    215  PHILADELPHIA
NY    516  GARDEN CITY                          PA    215  WARRINGTON
NY    518  ALBANY                               PA    412  PITTSBURGH
NY    518  COLONIE                              PA    610  ALLENTOWN
NY    607  BINGHAMTON                           PA    610  BRYN MAWR
NY    607  CORNING                              PA    610  CHESTER

PA    610  DOWNINGTON                           PA    610  EXTON
PA    610  KENNETT SQ                           TX    281  TOMBALL
PA    610  POTTSTOWN                            TX    409  BRYAN
PA    610  READING                              TX    409  NDRLAND/PORT NECHE
PA    610  SCHWENKSVILLE                        TX    409  TEXAS CITY
PA    610  SWARTHMORE                           TX    512  AUSTIN
PA    610  VALLEY FORGE                         TX    512  CORPUS CHRISTI
PA    717  HARRISBURG                           TX    512  VICTORIA
PA    717  HERSHEY                              TX    713  HOUSTON
PA    717  LANCASTER                            TX    806  AMARILLO
PA    717  SCRANTON                             TX    806  LUBBOCK
PA    717  WILKES-BARRE                         TX    817  FT. WORTH
PA    717  WILLIAMSPORT                         TX    903  LONGVIEW
PA    717  YORK                                 TX    903  SHERMAN
PA    724  BUTLER                               TX    903  TEXARKANA
PA    724  GREESNBURG                           TX    903  TYLOR
PA    724  NEW CASTLE                           TX    915  ABILENE
PA    814  ALTOONA                              TX    915  EL PASO
PA    814  EERIE                                TX    915  MIDLAND
PA    814  JOHNSTOWN                            TX    915  ODESSA
PA    814  STATE COLLEGE                        TX    915  SAN ANGELO
RI    401  NEWPORT                              TX    940  DENTON
RI    401  PROVIDENCE                           TX    940  WICHITA FALLS
RI    401  WOONSOCKET                           TX    956  BROWNSVILLE
SC    803  AIKEN                                TX    956  HARLINGEN
SC    803  COLUMBIA                             TX    956  LAREDO
SC    803  FLORENCE                             TX    956  MCALLEN
SC    803  MYRTLE BEACH                         TX    972  MCKINNEY
SC    843  CHARLESTON                           UT    801  PROVO
SC    864  GREENVILLE                           UT    801  SALT LAKE CITY
SC    864  SPARTANBURG                          VA    540  HARRISONBURG
SD    605  PIERRE                               VA    540  ROANOKE
SD    605  RAPID CITY                           VA    703  FAIRFAX
SD    605  SIOUX CITY                           VA    703  MANASSAS
TN    423  BLOUNTVILLE                          VA    757  NEWPORT NEWS
TN    423  CHATTANOOGA                          VA    757  NORFOLK
TN    423  JOHNSON CITY                         VA    804  CHARLOTTESVILLE
TN    423  KNOXVILLE                            VA    804  LYNCHBURG
TN    615  NASHVILLE                            VA    804  PETERSBURG
TN    901  JACKSON                              VA    804  RICHMOND
TN    901  MEMPHIS                              VT    802  BURLINGTON
TN    931  CLARKSVILLE                          VT    802  MONTPELIER
TX    210  SAN ANTONIO                          WA    206  SEATTLE
TX    214  DALLAS                               WA    253  TACOMA
TX    254  KILLEEN                              WA    360  BELLINGHAM
TX    254  TEMPLE                               WA    360  BLACK DIAMOND
TX    254  WACO                                 WA    360  LONGVIEW
TX    281  BAYTOWN                              WA    360  OLYMPIA
TX    281  DICKINSON                            WA    360  PORT ANGELES
TX    281  HOUSTON/BAMMEL                       WA    360  SILVERDALE

WA    360  VANCOUVER                            WA    425  EVERETT
WA    509  KENNEWICK                            WI    920  GREEN BAY
WA    509  PULLMAN                              WI    920  OSHKOSH
WA    509  SPOKANE                              WI    920  SHEBOYGAN
WA    509  YAKIMA                               WV    304  BLUEWELL
WI    414  KENOSHA                              WV    304  CHARLESTON
WI    414  RACINE                               WV    304  CLARKSBURG
WI    414  WAUKESHA                             WV    304  HUNTINGTON
WI    414  WEST BEND                            WV    304  MORGANTOWN
WI    608  BELOIT                               WV    304  PARKERSBURG
WI    608  LA CROSSE                            WV    304  WHEELING
WI    608  MADISON                              WY    307  CASPER
WI    715  EAU CLAIRE                           WY    307  CHEYENNE
WI    715  WAUSAU                               WY    307  LARAMIE
WI    920  APPLETON

2. Extended Service Area(s) (Long Distance or toll-free access).  Toll-Free
   ------------------------------------------------------------
access in the United States.

Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

                                   EXHIBIT C
                                   ---------

                         QUARTERLY REFERRAL FEE REPORT

Report for ________________________________

Reporting Period:  ____________________, 199_ to __________________, 199_

Microsoft License # _____________________

Referral Fee Calculation:

A.   Total new ISP Subscribers for the Quarter  _______ x [**] = _______
B.   Previously reported ISP Subscriber accounts
     lasting (90) days which terminated during
     the Quarter                                       _______ x [**] = _______

C.   Total fees due (Line A - Line B) =         _________

D.   Total number of copies of Licensed Software
     distributed through all channels =                          ____________

The undersigned hereby certifies that he/she is an officer or director of COMPANY and that this report is complete and correct.

_______________________________ (Signature)

                   __________________________________ (Print)
                   __________________________________ (Title)
                   __________________________________ (Date)

Telephone Number:  (      )
                   -------------------------------

                                   EXHIBIT D
                                   ---------

                        ADDRESSES FOR PAYMENTS/REPORTS:
                        -------------------------------

Payments Made by Check and Associated Reports to:
-------------------------------------------------

       MICROSOFT CORPORATION
       Microsoft North America Collections
       P.O. Box 844505
       Dallas, TX  75284-4505

For Overnight Delivery to:
--------------------------

       MICROSOFT CORPORATION
       Microsoft North American Collections
       Lockbox #844505
       1401 Elm Street
       5th Floor
       Dallas, TX  75202
       Invoice No:___________________

Payments made by wire transfer to:
----------------------------------

       MICROSOFT CORPORATION
       c/o NationsBank
       Microsoft North American Collections #844505
       Account #3750771767
       ABA #1110000-2
       NationsBank of Texas, N.A.

       Regarding:
       Microsoft ICU Collections

or to such other bank, address or account as MS may specify from time to time by written notice to COMPANY. COMPANY agrees to ensure that the regarding line stated above, the MS license agreement number for the Agreement, and the MS invoice number, if any, are specified on each payment made pursuant to the Agreement. One day prior to making any wire transfer, COMPANY shall send to MS a fax containing all remittance information with a cover sheet listing the COMPANY's name, the date of the wire transfer, the amount of the wire transfer, and the number of pages being faxed to the attention of:

       ICU Accounts Receivable
       Microsoft Corporation
       1-425-936-5140